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                                                                   Exhibit 10.34

                                AMENDMENT NO. 1
                                       TO
                ACQUISITION AGREEMENT AND PLAN OF SHARE EXCHANGE



     This is Amendment No. 1 to that certain Acquisition Agreement and Plan of Share Exchange by and among GRAPHIC ARTS CENTER, INC. ("Purchaser"), SHEPARD POORMAN COMMUNICATIONS CORPORATION ("Shepard Poorman"), ROBERT E. SHEPARD, ROBERT W. POORMAN, JR. and DAVID E. RICHEY, JR. dated November 6, 1996 (the "Agreement").

     WHEREAS, the parties to the Agreement wish to amend certain provisions of the Agreement.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Section 1.1(b) of the Agreement is amended to change the Effective Time to December 1, 1996.

     2. Section 11.2(a)(vii) is hereby amended to increase the amount provided for therein from $1,069,000.00 to $1,169,000.00.

     3. Shepard Poorman agrees that $50,000 shall be accrued on its books as a Shareholder's Expense pursuant to Section 12.2 relating to the prepayment of Debt owed to CIT Group.

     4. All other terms and provisions of the Agreement shall remain unchanged and in full force and effect.

     DATED this 2nd day of December, 1996.

                                                PURCHASER

                                                GRAPHIC ARTS CENTER, INC.,
                                                a Delaware corporation


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________
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                                PRIMARY SHAREHOLDERS


                                ----------------------------------------
                                Robert W. Poorman, Jr.


                                ----------------------------------------
                                Robert E. Shepard


                                ----------------------------------------
                                David E. Richey, Jr.


                                SHEPARD POORMAN COMMUNICATIONS
                                CORPORATION


                                By: ____________________________________
                                Name: __________________________________
                                Title: _________________________________